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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 8, 1997
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                              PICO HOLDINGS, INC.
                              -------------------
               (Exact name of registrant as specified in charter)


         California                      0-18786                94-2723335
         ----------                      -------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
      or incorporation)                File Number)         Identification No.)


875 Prospect Street, Suite 301, La Jolla, California              92037
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code  (619) 456-6022
                                                   ----------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        As reported in the Registrant's Form 8-K filing dated July 16, 1997, the Registrant engaged Deloitte & Touche LLP ("Deloitte") as the independent accountant for the Registrant effective July 8, 1997.

        The Registrant during the course of interviewing independent accounting firms for the purpose of requesting proposals disclosed to Deloitte the disagreement referred to in the Registrant's Form 8-K filing with the United States Securities and Exchange Commission on June 12, 1997 ("the Disagreement"). The Registrant did not request and Deloitte did not offer any consultation on accounting for the matter that was the subject of the Disagreement. The interview occurred after the filing of the Registrant's 1996 Form 10-K, which encompassed the period of the Disagreement. Similar disclosures were made to the other three proposing accounting firms.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PICO HOLDINGS, INC.

Dated: September 24, 1997                  By:  /s/ Gary W. Burchfield
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                                               Gary W. Burchfield
                                               Chief Financial Officer
                                               and Treasurer